UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

TRANSATLANTIC PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Alberta, Canada	000-31643	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1840, 444 – 5th Ave., SW Calgary, Alberta, Canada	T2P 2T8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-8556

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 11, 2009, TransAtlantic Petroleum Corp. (the “Company”) posted an updated investor presentation to its website at www.transatlanticpetroleum.com. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 11, 2009, the Company issued a press release providing a reserves and operations update and growth outlook. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	TransAtlantic Petroleum Corp. Investor Presentation dated May 11, 2009.

99.2	Press release dated May 11, 2009 issued by TransAtlantic Petroleum Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2009

TRANSATLANTIC PETROLEUM CORP.

	By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	TransAtlantic Petroleum Corp. Investor Presentation dated May 11, 2009.

99.2	Press release dated May 11, 2009 issued by TransAtlantic Petroleum Corp.

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